UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2015

CONTINENTAL RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

1-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

(405) 234-9000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 4, 2015, Continental Resources, Inc. (the “Company”) issued a press release announcing its third quarter 2015 financial and operating results and updating certain 2015 guidance. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.01 Regulation FD Disclosure

Reference materials in connection with the third quarter 2015 earnings call scheduled for November 5, 2015 at 12:00 p.m. Eastern time (11:00 a.m. Central time), will be available on the Company’s web site at www.CLR.com, prior to the start of the call.

In the November 4, 2015 press release, the Company also announced its planned participation in the following investment conferences:

November 9, 2015	Robert W. Baird & Co.’s 2015 Industrial Conference, Chicago

November 10, 2015	Bank of America Merrill Lynch 2015 Global Energy Conference, Miami

December 2, 2015	Cowen and Company’s 5th Annual Ultimate Energy Conference, New York City

December 9, 2015	Capital One 10th Annual Energy Conference, New Orleans

Instructions regarding how to access the live and replay webcast for the Bank of America Merrill Lynch presentation and presentation materials for all conferences mentioned above will be available on the Company’s web site at www.CLR.com on or prior to the day of the presentations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated November 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)
Dated: November 4, 2015
	By:	/s/ John D. Hart
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated November 4, 2015